LETTER OF INTENT

It is the intent of the parties to enter into the "Consent To Action Without A meeting Of The Board Of Directors Of Rochem Environmental, Inc.", copy of which is attached here whereby, interalia, Pall Corporation will return 8, 589, 714 shares of REI common stock to REI and REI agrees to terminate its Distributor Agreement with Pall dated September 1, 1993, pending favorable vote by REI shareholders.

Furthermore, William Palmer agrees to resign his position on the Board of REI once this transaction is formalized.

Agreed to by Pall Corporation                   Agreed to by REI

Name: /s/ WILLIAM PALMER                        Name: /s/ ERICK J. NEUMAN
      -----------------------------                   --------------------------
      William Palmer                            Erick J. Neuman

Title: Vice President                           Title: President

Date: July 17, 2000                             Date: July 17, 2000
Attachment:  Exhibit A
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                                    EXHIBIT A

                     CONSENT TO ACTION WITHOUT A MEETING OF
                            THE BOARD OF DIRECTORS OF
                           ROCHEM ENVIRONMENTAL, INC.

      Pursuant to the Utah Revised Business Corporation Act ("URBCA"), which authorizes the taking of action by unanimous written consent of the Directors and the shareholders, without a meeting, the undersigned, constituting all of the Directors and a majority of the shareholders ("Majority Shareholders") of Rochem Environmental, Inc., a Utah corporation ("Company"), hereby acknowledge the following statements and give their unanimous written consent and take the following action:

      WHEREAS, the Board of Directors and the Majority Shareholders of the Company believe it is in the best interest of the Company to declare its distribution agreement with Pall Corporation terminated;

      WHEREAS, the Board of Directors and the Majority Shareholders believe it is in the best interest of the Company to issue a promissory note for payment of debts owed to Pall Corporation, for the principal sum of $480,136.67, with principal accruing at a rate of 10% per annum, with interest payable on September 30, 2000 and every three months thereafter, and which entire principal shall be due on or before December 31, 2002;

      NOW, THEREFORE, BE IT RESOLVED, that the appropriate officers are hereby authorized, instructed, and directed to enter into an agreement with Pall Corporation wherein the Company and Pall Corporation agree to render the Distribution Agreement dated September 1, 1993 by and between Separation Technology Systems, Inc. and Rochem Separation Systems, of which the Company and Pall Corporation are successors in interest, respectively, terminated and of no force and effect, in exchange for Pall Corporation returning 8,589,714 shares of Company common stock to the Company. Nothing contained herein this agreement shall be construed to imply that REI cannot compete with Pall using alternative technologies in any market.

      RESOLVED FURTHER, that the appropriate officers of the Company are authorized, instructed and directed to enter into a promissory note at the terms and conditions set forth above.

      RESOLVED FURTHER, that the appropriate officers of the Company be, and each of them hereby is, empowered, directed and authorized to do and perform, or cause to be done and performed, deliver, or cause to be made, executed, and delivered, all such agreements, undertakings, documents, instruments or certificates in the name and on behalf of the Company or otherwise as such officers may deem necessary or appropriate in order to effectuate or carry out fully the purpose and intent of each and all the foregoing resolutions.

      IN WITNESS WHEREOF, the undersigned, being all of the members of the Board of Directors and the Majority Shareholders of Rochem Environmental, Inc., a Utah corporation, do hereby execute this consent effective the ____th day of July, 2000.

DIRECTORS:                                MAJORITY SHAREHOLDERS:
---------                                 ----------------------
                                          (constituting 65% of the outstanding
                                          shares)

_____________________________             _______________________________
                                          (_______ shares)

_____________________________             _______________________________
                                          (_______ shares)

_____________________________             _______________________________
                                          (_______ shares)

_____________________________             _______________________________
                                          (_______ shares)

_____________________________             _______________________________
                                          (_______ shares)